                                                                    Exhibit 10.9
                                AMENDMENT NO. 1
                                      to
                           STOCK PURCHASE AGREEMENT
                                BY AND BETWEEN
                      ANSWERTHINK CONSULTING GROUP, INC.
                                      AND
                              GREGORY P. HACKETT



          WHEREAS, AnswerThink Consulting Group, Inc. ("Purchaser") and Gregory
P. Hackett ("Seller") are parties to that certain Stock Purchase Agreement dated October 13, 1997 (the "Agreement");

          WHEREAS, Purchaser and Seller wish to amend the Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the representations and warranties, covenants and agreements contained in the Agreement and herein, Purchaser and Seller hereby agree as follows:

1.   Defined Terms - Capitalized terms used herein and not otherwise defined are
     -------------
     used as defined in the Agreement.

2.   Changes to Section 1.2 -
     ----------------------

     . The table appearing in Section 1.2(a) is replaced with the following table:

        PAYMENT               DATE                AMOUNT
        -------               ----                ------
           I            *JANUARY 15, 1999      $3,750,000
          II            MARCH 31, 1999         $  497,000
         III            MARCH 31, 2000         $  896,000

     *THIS PAYMENT SHALL BE ACCELERATED TO THE DATE UPON WHICH PURCHASER RECEIVES THE PROCEEDS OF ANY PUBLIC OFFERING OF ITS COMMON STOCK.

     . Delete, in Section 1.2(a) beginning with "Notwithstanding the foregoing," through "the denominator of which shall be $24,000,000."

     . The last paragraph of Section 1.2(a) should be amended to read in its entirety as follows:

     "Interest on the unpaid principal balance of Payment I under the Note shall accrue during the period commencing on the Closing through and including January 22, 1998 at the rate of eight percent (8%) per annum and thereafter at the rate of twelve percent (12%) and shall be payable together with Payment I. Interest on Payments II and III Payments shall accrue during the period commencing on the Closing at the rate of eight percent (8%) per annum and shall be payable together with Payments II and III, respectively. Interest on any Payments not made when due shall accrue until paid at the rate of fifteen percent (15%) per annum."

3.   Section 1.2(b) - Delete.
     --------------

4.   Section 1.2(c) - Delete.
     --------------

5.    Section 1.2(d) - Delete.
     ---------------

6.   Section 1.2(e) - Delete.
     --------------

7.   Changes to Section 4.2 - Delete "(i) the determination of Pre Tax Profit
     ---------------------
     and Downstream Technology Contracts, and"

8.   Changes to Section 5.3 - Add to the end of the first sentence ", except as
     ----------------------
     may be otherwise required in connection with filings by the Purchaser with the Securities and Exchange Commission."

9.   Section 5.7 - Delete.
     -----------

10.  New Section 5.10 - "5.10  Bank Accounts.  Each of Ted A. Fernandez, Jack
     ----------------          -------------
     Brennan and Luis San Miguel shall be added as signatories on all bank accounts maintained by or on behalf of the Corporation after the Closing."

11.  Changes to Section 10.3
     -----------------------

     .  Definition of "Downstream Technology Contracts" - Delete.

     .  Definition of "Pre Tax Profit" - Delete.

     .  Definition of "Tier I, Tier II, Tier III Conditions" - Delete.

12.  Exhibit A - Delete
     ---------

13.  Remaining Provisions - In all other respects, the Agreement remains
     --------------------
     unchanged.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to be effective March 12, 1998.


By:/s/ Gregory P. Hackett
   ----------------------
   Gregory P. Hackett


ANSWERTHINK CONSULTING GROUP, INC.


By:  /s/ Ted A. Fernandez
     --------------------
        Ted A. Fernandez, President

                                       3